Exhibit 24

THE SHERWIN-WILLIAMS COMPANY

REGISTRATION STATEMENT ON FORM S-8

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and/or officers of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints each of John G. Morikis, Allen J. Mistysyn and Mary L. Garceau, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys in-fact of the undersigned to execute and file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8, including post-effective amendments (the “Registration Statement”), in connection with The Sherwin-Williams Company 2005 Key Management Deferred Compensation Plan (Amended and Restated Effective as of January 1, 2016), with full power and authority to do and perform any and all acts and things necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the undersigned, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and approving all that said attorneys-in-fact or any of them and any substitute therefor may lawfully do or cause to be done by virtue thereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 19th day of February, 2021.

Signature	Title

/s/ John G. Morikis	Chairman and Chief Executive Officer, Director (Principal Executive Officer)
John G. Morikis

/s/ Allen J. Mistysyn	Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer)
Allen J. Mistysyn

/s/ Jane M. Cronin	Senior Vice President – Corporate Controller (Principal Accounting Officer)
Jane M. Cronin

/s/ Kerrii B. Anderson	Director
Kerrii B. Anderson

/s/ Arthur F. Anton	Director
Arthur F. Anton

/s/ Jeff M. Fettig	Director
Jeff M. Fettig

/s/ Richard J. Kramer	Director
Richard J. Kramer

/s/ Susan J. Kropf	Director
Susan J. Kropf

/s/ Christine A. Poon	Director
Christine A. Poon

/s/ Michael H. Thaman	Director
Michael H. Thaman

/s/ Matthew Thornton III	Director
Matthew Thornton III

/s/ Steven H. Wunning	Director
Steven H. Wunning